HIGHLAND FUNDS I

Supplement dated March 15, 2019 to the Summary Prospectus for

Highland Opportunistic Credit Fund (the “Fund”)

and the Highland Funds I Prospectus,

each dated October 31, 2018, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Effective immediately, Jon Poglitsch has been added as a portfolio manager for the Fund.

Portfolio Management

Effective immediately, the sub-section entitled “Portfolio Management” within the summary section of the Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	4 years	President and Co-Founder
Trey Parker	3 years	Executive Vice President
Jon Poglitsch	Less than one year	Head of Credit Research

Portfolio Manager Biographies

Effective immediately, the following paragraph is added to the section entitled “Highland Opportunistic Credit Fund” under the heading “Management of the Funds – About the Funds’ Portfolio Managers – Portfolio Manager Biographies” on page 62 of the Prospectus:

Mr. Poglitsch is Head of Credit Research at Highland. Prior to his current position, Mr. Poglitsch served as a Managing Director at HCFMA, where he spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries; he also served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining Highland in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co. (“Muse”), where he provided mergers and acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to joining Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE.

HFI-HNR-PROSUPP1-0319